EATON VANCE SENIOR INCOME TRUST

Supplement to Prospectus dated November 14, 2012 and Prospectus Supplement dated December 7, 2012

The following replaces any references, contained either in the Prospectus or the Prospectus Supplement, with respect to the Trust’s: (i) last reported sale price; (ii) net asset value (“NAV”) per Common Share; (iii) percentage premium to NAV per Common Share; (iv) number of Common Shares outstanding; and (v) net assets.

On March 20, 2013, the last reported sale price, NAV per Common Share and percentage premium to NAV per Common Share, were $7.59, $7.45 and 1.88%, respectively.  As of March 20, 2013, we had 37,651,271 Common Shares outstanding and net assets of approximately $280,648,884.

The following replaces the last sentence in the first paragraph under “Use of Proceeds” in the Prospectus Supplement:

Assuming the sale of all of the Common Shares offered under this Prospectus Supplement and the accompanying Prospectus, at the last reported sale price of $7.59 per share for our Common Shares on the NYSE as of March 20, 2013, we estimate that the net proceeds of this offering will be approximately $27,630,473 after deducting the estimated sales load.

March 21, 2013